SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 4, 1997


                             Tel-Save Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                     0-26728              23-2827736
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(State or other jurisdiction       (Commission         (I.R.S. employer
       of incorporation)           file number)        identification no.)


 6805 Route 202, New Hope, PA                              18938
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(Address of principal executive offices)                 (Zip code)


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       Registrant's telephone number, including area code: (215) 862-1500


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          (Former name or former address, if changed since last report)


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Item 5.   Other Events

          See attached press release dated September 4, 1997.

Item 7.   Exhibits

99.1.     Press release of the registrant dated September 4, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              TEL-SAVE HOLDINGS, INC.



Date:  September 5, 1997                      By: /s/ Aloysius T. Lawn, IV
                                                  ------------------------
                                                  Aloysius T. Lawn, IV
                                                  General Counsel and
                                                    Secretary



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

                                 EXHIBIT INDEX

99.1      Press Release of the registrant dated September 4, 1997.